Statement of Additional Information Supplement	April 24, 2015

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF ALL PUTNAM RETAIL OPEN-END FUNDS

The second paragraph under the sub heading “Forward Commitments and Dollar Rolls” under the heading “Miscellaneous Investments, Investment Practices and Risks” is replaced with the following:

The fund may enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. Where the fund purchases or sells an option, which is to be settled in cash, to buy or sell a TBA sale commitment, the fund will segregate cash or liquid assets in an amount equal to the current “mark- to- market” value of the option. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Also, the section entitled “INVESTOR SERVICING AGENT” is replaced with the following:

Investor Servicing Agent

Putnam Investor Services, located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund. Effective January 1, 2015, the fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that are allocated to the fund and accounts of certain funds that operate as funds-of-funds that are allocated to the fund (collectively “retail accounts”)) holding class A, class B, class C, class M, class R, class T and class Y shares, subject to certain limitations, is an annual fee that includes (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which is totaled and then allocated among each of the funds in the category based on the average daily net assets of each fund, and (2) a fee based on a specified rate of each fund’s average daily net assets. The fund categories used for purposes of calculating the per account fee described above are based on asset classes. The accounts of 529 plans and certain funds-of-funds are included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s assets that are invested in the particular underlying fund.

The fees paid to Putnam Investor Services with respect to defined contribution plan accounts holding class A, class B, class C, class M, class R, class T and class Y shares are based on a specified rate of the fund’s average daily net assets attributable to such defined contribution plan accounts.

Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution plan accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

The fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average assets attributable to class R5 shares applies to Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund.

The fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average assets attributable to class R6 shares.

The fee paid to Putnam Investor Services with respect to class I and class P shares is based on an annual rate of 0.01% of each fund’s average assets attributable to class I shares and class P shares, respectively.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties may provide certain subaccounting and similar recordkeeping services for their customers’ accounts.

In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of underlying accounts in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the heading “Distribution Plans – Additional Dealer Payments.”

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